FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     Date of Report:  September 24, 2004
                        (Date of Earliest Event Reported)

                                ADVANCED ID CORPORATION
             (Exact name of registrant as specified in its charter)

      South Dakota                   000-24965              46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                      6143 - 4 Street SE, Suite 14
                       Calgary, Alberta, Canada
                               T2H 2H9
            (Address of principal executive offices (zip code)

                            (403) 264-6300
        (Registrant's telephone number, including area code)

ITEM  4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on September 24, 2004 as Advanced ID Corporation's independent auditors. Malone & Bailey's audit reports on Advanced ID Corporation's consolidated financial statements as of December 31, 2003 and 2002 and for the two years then ended did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that the Company has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2003 and 2002 and in the subsequent interim periods through the date of dismissal, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Advanced ID Corporation has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 24, 2004 is filed as Exhibit 16 to this Form 8-K.

Lopez, Blevins, Bork & Associates, L.L.P. were engaged on September 24, 2004 as Advanced ID Corporation's principal accountant to audit the financial statements of Advanced ID Corporation. The decision to change accountants was approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither Advanced ID Corporation nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Advanced ID Corporation's consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Advanced ID Corporation a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv), of Regulation S-B.

Advanced ID Corporation. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Advanced ID Corporation with a letter addressed to the Commission containing any new information, clarification of Advanced ID Corporation's expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Advanced ID Corporation in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Advanced ID Corporation that no such letter need be issued.

ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS


(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced ID Corporation


By:      /s/ Barry I Bennett
         ------------------------
         Barry I Bennett
         Chief Executive Officer and President


Dated:  September 24, 2004